                                                    Registration No. 333-_______

    As filed with the Securities and Exchange Commission on November 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                        COMMISSION FILE NUMBER 000-30898

                                AMERUS GROUP CO.
             (Exact name of registrant as specified in its charter)

             IOWA                                  42-1458424
(State or other jurisdiction of                 (I.R.S. Employer
 incorporation or organization)                Identification No.)

          699 WALNUT STREET
           DES MOINES, IOWA                        50309-3948
(Address of Principal Executive Offices)           (Zip Code)

                   AMERUS GROUP CO. 2000 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                               JOSEPH K. HAGGERTY
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                AMERUS GROUP CO.
                                699 WALNUT STREET
                           DES MOINES, IOWA 50309-3948

                                 (515) 362-3600
          (Telephone number, including area code, of agent for service)

                                    CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------
       Title of                              Proposed maximum    Proposed maximum        Amount of
      securities          Amount to be        offering price         aggregate         registration
   to be registered       registered(1)        per share(2)       offering price            fee
---------------------------------------------------------------------------------------------------------
Common Stock, no par
value                       1,600,000             $27.09            $43,344,000         $11,442.82
---------------------------------------------------------------------------------------------------------

----------------
(1) The Registration Statement also covers an additional and indeterminate number of shares which may become issuable because of the provisions of the Plan relating to adjustments for changes resulting from stock dividends, stock splits and similar changes.

(2) Estimated solely for the purpose of calculating the registration fee as contemplated by Rule 457(c) and (h)(1) and based on the average of the high and low prices of the Registrant's Class A Common Stock as reported by the New York Stock Exchange on November 14, 2000, the latest practicable date prior to the filing of this Registration Statement.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10 (A) PROSPECTUS

ITEM 1   PLAN INFORMATION*


ITEM 2   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*


* The information in Part I which is required by Rule 428 under the Securities Act of 1933, as amended, to be contained in the Section 10 (a) prospectus is omitted from the Registration Statement in accordance with the Note to Part I of Form S-8 and Rule 424 under the Securities Act of 1933, as amended.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference into this Registration Statement:

      (i) the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999;

      (ii) the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000;

      (iii) the Registrant's Reports on Form 8-K filed on January 13, 2000, February 22, 2000 and June 26, 2000, Reports on Form 8-K/A filed on January 20, 2000, March 6, 2000 and March 24, 2000 and a Report on Form 8-K12G3 filed on September 21, 2000; and

      (iv) the description of the Registrant's Common Stock, no par value, which is contained in the Registrant's Registration on Form S-4 filed under the Exchange Act of 1934 on May 12, 2000, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The legality of the AmerUs Group Co. stock offered hereby will be passed upon for AmerUs Group Co. by Joseph K. Haggerty, Esq., Senior Vice President and General Counsel of AmerUs Group Co. Mr. Haggerty beneficially owns 20,950 shares of AmerUs Group Co. common stock, has current exercisable options to purchase 10,367 shares of AmerUs Group Co. common stock and has beneficial ownership of 10,668 units of adjustable conversion-rate equity security units of AmerUs Group Co.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's articles of incorporation provide that no director of the Registrant will be liable to the Registrant or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent otherwise required by the Iowa Business Corporation Act (the "IBCA"). This provision will not prevent stockholders from obtaining injunctive or other equitable relief against directors nor will it shield directors from liability under Federal or state securities laws. In addition, the articles of incorporation provide that the Registrant will to the maximum extent permitted by law, indemnify a person who incurs any loss by reason of the fact that he or she is or was or has agreed to be a director or officer of the Registrant or while a director or officer of the Registrant is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, subject to such person having met the standards of conduct required for such indemnification under Iowa law.

     The Registrant maintains a directors' and officers' liability insurance policy to insure against losses arising from claims made against its directors and officers, subject to the limitations and conditions as set forth in the policies. In addition, the Registrant has entered into indemnification agreements with its directors and certain of its executive officers providing for the indemnification of such persons as permitted by the Registrant's Articles of Incorporation and Iowa law.


ITEM 7.  EXEMPTION FROM REGISTRATION.

         Not Applicable.

                                                    Registration No. 333-_______


ITEM 8.  EXHIBITS.

     The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

4.1 Amended and Restated Trust Agreement dated as of February 3, 1997 among the Registrant, Wilmington Trust Company, as property trustee, and the administrative trustees named therein (AmerUs Capital I business trust), filed as Exhibit 3.6 to the registration statement of the Registrant and AmerUs Capital I on Form S-1, Registration Number 333-13713, is hereby incorporated by reference.

4.2 Indenture dated as of February 3, 1997 between the Registrant and Wilmington Trust Company relating to the Company's 8.85% Junior Subordinated Debentures, Series A, filed as Exhibit 4.1 to the registration statement of the Registrant and AmerUs Capital I on Form S-1, Registration Number, 333-13713, is hereby incorporated by reference.

4.3 Guaranty Agreement dated as of February 3, 1997 between the Registrant, as guarantor, and Wilmington Trust Company, as trustee, relating to the 8.85% Capital Securities, Series A, issued by AmerUs Capital I, filed as
        Exhibit 4.4 to the registration statement on Form S-1, Registration Number, 333-13713, is hereby incorporated by reference.

4.4 Common Stock Purchase Warrant, filed as Exhibit (10)(v) to Form 10-Q of AmVestors Financial Corporation dated May 13, 1992, is hereby incorporated by reference.

4.5 Amended and Restated Declaration of Trust of AmerUs Capital II, dated as of July 27, 1998, among the Registrant, First Union Trust Company and the administrative trustees named therein, relating to the Registrant's 7.0% ACES Units, filed as Exhibit 4.5 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.6 Certificate of Trust of AmerUs Capital III filed as Exhibit 4.7 to the registration statement of the Registrant, AmerUs Capital II and AmerUs Capital III, on Form S-3 (No. 333-50249), is hereby incorporated by reference.

4.7 Common Trust Securities Guarantee Agreement, dated as of July 27, 1998, by the Registrant, relating to the Registrant's 7.0% ACES Units, filed as Exhibit 4.7 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.8 QUIPS Guarantee Agreement, dated as of July 27, 1998, by the Registrant, relating to the Registrant's 7.0% ACES Units, filed as Exhibit 4.8 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.9 Master Unit Agreement, dated as of July 27, 1998, between the Registrant and First Union National Bank relating to the Registrant's 7.0% ACES Units, filed as Exhibit 4.9 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

                                                    Registration No. 333-_______


4.10 Call Option Agreement, dated as of July 27, 1998, between Goldman, Sachs & Co. and First Union National Bank relating to the Registrant's 7.0% ACES Units, filed as Exhibit 4.10 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.11 Pledge Agreement, dated as of July 27, 1998, among the Registrant, Goldman, Sachs & Co. and First Union National Bank relating to the Registrant's 7.0% ACES Units, filed as Exhibit 4.11 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.12 Senior Indenture, dated as of June 16, 1998, by and between the Registrant and First Union National Bank, as Indenture Trustee, relating to the Registrant's 6.95% Senior Notes, filed as Exhibit 4.14 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.13 Subordinated Indenture, dated as of July 27, 1998, by and between the Registrant and First Union National Bank, as Indenture Trustee, relating to the Registrant's 6.86% Junior Subordinated Deferrable Interest Debentures, filed as Exhibit 4.15 on Form 10-Q, dated August 13, 1998, is hereby incorporated by reference.

4.14 First Supplement to Indenture dated February 3, 1997 among American Mutual Holding Company, AmerUs Life Holdings, Inc. and Wilmington Trust Company as Trustee, relating to the Company's 8.85% Junior Subordinated Debentures, Series A, dated September 20, 2000, filed as Exhibit 4.14 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.15 Assignment and Assumption Agreement to Amended and Restated Trust Agreement, dated February 3, 1997 between American Mutual Holding Company and AmerUs Life Holdings, Inc., dated September 20, 2000, filed as Exhibit 4.15 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.16 Assignment and Assumption to Guaranty Agreement, dated February 3, 1997 between American Mutual Holding Company and AmerUs Life Holdings, Inc., dated September 20, 2000, filed as Exhibit 4.16 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.17 First Supplement to Subordinated Indenture, dated July 27, 1998, relating to AmerUs Life Holdings, Inc.'s 6.86% Junior Subordinated Deferrable Interest Debentures, among American Mutual Holding Company, AmerUs Life Holdings, Inc. and First Union National Bank, as Indenture Trustee, dated September 20, 2000, filed as Exhibit 4.17 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.18 First Supplement to Master Unit Agreement dated July 27, 1998, relating to AmerUs Life Holdings, Inc.'s 7.0% ACES units, between American Mutual Holding Company and First Union National Bank, as Unit Agent, dated September 20, 2000, filed as Exhibit 4.18 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.19 Assignment and Assumption Agreement to the QUIPS Guarantee Agreement dated July 27, 1998, relating to AmerUs Life Holdings, Inc.'s 7.0% ACES units, between American Mutual Holding Company and AmerUs Life Holdings, Inc., dated September 20, 2000, filed as Exhibit 4.19 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

                                                    Registration No. 333-_______


4.20 Assignment and Assumption Agreement to the Common Trust Securities Guarantee Agreement dated July 27, 1998, relating to AmerUs Life Holdings, Inc.'s 7.0% ACES units, between American Mutual Holding Company and AmerUs Life Holdings, Inc., dated September 20, 2000, filed as Exhibit 4.20 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.21 First Supplement to Purchase Contracts between American Mutual Holding Company and Holders, as specified, dated September 20, 2000, filed as
      Exhibit 4.21 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.22 First Supplement to the Pledge Agreement dated July 27, 1998, relating to AmerUs Life Holdings, Inc.'s 7.0% ACES units, among American Mutual Holding Company, Goldman Sachs & Co., as Call Option Holder, the Chase Manhattan Bank, as Collateral Agent and First Union National Bank, as Unit Agent, dated September 20, 2000, filed as Exhibit 4.22 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

4.23 First Supplement to Senior Indenture dated June 16, 1998, relating to AmerUs Life Holdings, Inc.'s 6.95% Senior Notes, among American Mutual Holding Company, AmerUs Life Holdings, Inc. and First Union National Bank, as Trustee, dated September 20, 2000, filed as Exhibit 4.23 on Form 10-Q, dated November 14, 2000, is hereby incorporated by reference.

5.1* Opinion of Joseph K. Haggerty, Esq., Senior Vice President and General Counsel of the Registrant, regarding the legality of the securities being registered hereunder.

23.1* Consent of Joseph K. Haggerty, Esq., Senior Vice President and General
      Counsel of the Registrant (included in the Opinion filed as Exhibit 5.1).

23.2* Consent of KPMG LLP.

24.1* Power of Attorney (set forth on the signature page of this Registration
      Statement).

99.9* AmerUs Group Co. 2000 Stock Incentive Plan, effective May 5,
      2000.

----------------------

*  included herein

                                                    Registration No. 333-_______



ITEM 9.  UNDERTAKINGS.

      (a)  The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

      provided, however, that paragraphs a(1)(i) and a(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful

                                                  Registration No. 333-_________



defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                      * * *

                                                  Registration No. 333-_________

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on this 10th day of November, 2000.


                                  AMERUS GROUP CO.


                                  By /s/ Roger K. Brooks
                                     ------------------------------------
                                     Roger K. Brooks
                                     Chairman, President and Chief
                                     Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of AmerUs Group Co. hereby constitutes and appoints Michael G. Fraizer and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign one or more amendments to this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including post-effective amendments, and other related documents, and to file the same with the Securities and Exchange Commission under said Act, hereby granting power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:


---------------------------------------------------------------------------------------------------------
               SIGNATURE                           CAPACITY                         DATE
---------------------------------------------------------------------------------------------------------
/s/ Roger K. Brooks                  Chairman, President and Chief           November 10, 2000
-----------------------------        Executive Officer (Principal
Roger K. Brooks                      Executive Officer) and a Director

---------------------------------------------------------------------------------------------------------

/s/ Michael G. Fraizer               Executive Vice President and            November 10, 2000
-----------------------------        Chief Financial Officer
Michael G. Fraizer
---------------------------------------------------------------------------------------------------------

-----------------------------        Director
John R. Albers
---------------------------------------------------------------------------------------------------------

-----------------------------        Director
Wesley H. Boldt
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
/s/ Joseph A. Borgen,               Director                                   November 10, 2000
--------------------------
Joseph A. Borgen
-----------------------------------------------------------------------------------------------------------


/s/ Malcolm Candlish                Director                                   November 10, 2000
--------------------------
Malcolm Candlish
-----------------------------------------------------------------------------------------------------------

/s/ Thomas F. Gaffney               Director                                   November 10, 2000
--------------------------
Thomas F. Gaffney
-----------------------------------------------------------------------------------------------------------

/s/ Ralph W. Laster, Jr.            Director                                   November 10, 2000
--------------------------
Ralph W. Laster, Jr.
-----------------------------------------------------------------------------------------------------------

/s/ John W. Norris, Jr.             Director                                   November 10, 2000
--------------------------
John W. Norris, Jr.
-----------------------------------------------------------------------------------------------------------

/s/ Jack C. Pester                  Director                                   November 10, 2000
--------------------------
Jack C. Pester
-----------------------------------------------------------------------------------------------------------

--------------------------          Director
John A. Wing
-----------------------------------------------------------------------------------------------------------
/s/ F.A. Wittern                    Director                                   November 10, 2000
--------------------------
F.A. Wittern
-----------------------------------------------------------------------------------------------------------
